John Hancock Currency Strategies Fund

Supplement dated 10-7-10 to the current Prospectus

Under the heading “Dividends and account policies,” the “Dividends” section is amended and restated as follows:

            The fund generally expects to declare dividends from net investment income daily as long as the income exceeds the expenses on that day. Any such accrued dividends will be paid monthly. If expenses exceed income on any day, the fund will not declare a dividend on that day and will resume declaring dividends only when, on a future date, the accumulated net investment income is positive. The fund has adopted this policy because, in the current investment environment of low interest rates, it may find that on any given day or on a number of consecutive days, its investment returns may be less than expenses. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Your dividends, if any, begin accruing the day after the fund receives your investment and continues through the day your shares are actually sold.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.